UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 7, 2007
(Date of earliest event reported)

ELECTRO ENERGY INC.

(Exact name of registrant as specified in charter)

Florida	333-90614	59-3217746

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Shelter Rock Road, Danbury, Connecticut	06810

(Address of principal executive of offices)	(Zip code)

(203) 797-2699

(Registrant's telephone number including area code)

n/a

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

The disclosure set forth below under Item 3.02 (Unregistered Sales of Equity Securities) is hereby incorporated by reference into this Item 1.01.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of December 7, 2007, Electro Energy, Inc. (the “Company”) filed with the Secretary of State of Florida, Articles of Amendment to its Articles of Incorporation designating 5,401 shares of the Company’s previously authorized preferred stock as Series B Convertible Preferred Stock. The Articles of Amendment are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities

On December 7, 2007, Electro Energy, Inc. (the “Company”) entered into a transaction whereby the Company (i) pursuant to that certain Note Sale and Preferred Stock and Warrant Purchase Agreement, dated December 7, 2007 (the “Existing Note Holders Agreement”), issued to its existing holders of Senior Secured Convertible Notes (the “Existing Note Holders” of the “Existing Notes”) shares of Series B Convertible Preferred Stock (“Preferred Stock”) and warrants to purchase the Company’s common stock (the “Existing Note Holders’ New Warrants”), and (ii) issued, pursuant to that certain Debenture and Warrant Purchase Agreement, dated December 7, 2007, a 10% Senior Secured Convertible Debenture (the “New Debenture”) and a warrant to purchase common stock (the “New Warrant”) to the Quercus Trust (“Quercus”).

Pursuant to the Existing Note Holders Agreement, the Existing Note Holders sold the Existing Notes, which had an aggregate outstanding principal amount of $9,900,000, to Quercus for a cash payment of $7,425,001 and, in consideration therefor, the Company issued to the Existing Note Holders, in the aggregate, (i) cash of $488,320, (ii) 5,401 shares of Preferred Stock and (iii) the Existing Note Holders’ New Warrants to purchase an aggregate of 5,400,000 shares of Common Stock. Each share of Preferred Stock is initially convertible into 500 shares of Common Stock (the “Initial Conversion Rate”). The Initial Conversion Rate is subject to change, and is a function of the market price of the Common Stock. The conversion price of the Preferred Stock is specified as the greater of (A) 70% of the market price per share of Common Stock, and (B) $0.25. The Existing Note Holders Agreement contains prohibitions from converting the Preferred Stock and from exercising the Existing Note Holders’ New Warrants until the company has obtained stockholder approval of the transactions described herein.

The exercise price of the Existing Note Holders’ New Warrants is $0.55 per share and is adjustable in the event the Company issues Common Stock or securities that are convertible into Common Stock (“Common Stock Equivalents”) for less than $0.55 per share (the “Subsequent Lower Price”), in which case the exercise price of the Existing Note Holders’ New Warrants shall be the Subsequent Lower Price, but in no event shall the exercise price be less than $0.25 per share. The term of the Existing Note Holders New Warrant is three (3) years. As partial consideration for the sale of the Existing Notes to Quercus, the exercise price of the warrants that had been issued to the Existing Note Holders (the “Existing Warrants”) on April 5, 2006 was reduced to $0.55 per share.

Pursuant to the Debenture and Warrant Purchase Agreement, immediately after the Existing Note Holders sold their Existing Notes to Quercus, the Company (i) redeemed the Existing Notes and, (ii) issued the New Debenture and the New Warrant to Quercus in exchange for $8,100,000 in cash.

The principal amount of the New Debenture is $18,000,000 and is convertible into Common Stock commencing on the earlier of (i) twelve (12) months after the date hereof or (ii) the date of effectiveness of the Company’s registration statement to be filed pursuant to the terms of the Registration Rights Agreement (defined and described below). The conversion price of the New Debenture is $0.55 per share and in the event the Company issues common stock or Common Stock Equivalents for a Subsequent Lower Price, the conversion price of the New Debenture shall the Subsequent Lower Price, but in no event shall the conversion price be less than $0.25 per share. The Company and its wholly-owned subsidiaries have each granted a senior security interest in favor of Quercus covering substantially all of the assets of the Company, excluding certain inventory, raw materials, work in process and accounts receivable.

The New Warrant is convertible into 32,272,273 shares of Common Stock, and has an exercise price of $0.55 per share. In the event the Company issues common stock or Common Stock Equivalents for a Subsequent Lower Price, the New Warrant is convertible at such Subsequent Lower Price, provided that in no event shall the exercise price be less than $0.25 per share. The term of the New Warrant is three (3) years.

The Debenture and Warrant Purchase Agreement contains a prohibition from converting the New Debenture and exercising the New Warrant into Common Stock to the extent that the aggregate number of shares issuable upon such conversion or exercise, together with any related exercise, conversion or other issuance of Common Stock to the Existing Note Holders, exceeds 19.8% of the total number of shares of Common Stock outstanding as of December 7, 2007, or will otherwise result in a change in control (as defined in the New Debenture), until the Company’s stockholders have approved the transactions described herein.

Pursuant to that certain Registration Rights Agreement between the Company and Quercus, dated as of December 7, 2007, the Company has agreed to prepare and file with the SEC, no later than ninety (90) days after December 7, 2007, a Registration Statement registering for resale that number of shares of Common Stock that is no less than (i) the number of shares issuable pursuant to the New Debenture at the time of filing of such registration statement plus (ii) the number of shares of common stock issuable pursuant to the New Warrant upon exercise of the New Warrant at its initial exercise price.

The foregoing descriptions of the Existing Note Holders Agreement, the Debenture and Warrant Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by the full text of the Existing Note Holders Agreement and the Debenture and Warrant Purchase Agreement, copies of which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference

Quercus and each of the Existing Note Holders represented that it was an “accredited” investor as defined under Rule 144 of the Securities Act of 1933, as amended. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D for the issuance of these securities. Quercus and the Existing Note Holders were the sole purchasers and each took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 8.01. Other Events

On December 11, 2007, the Company issued a press release announcing the transactions described in this Current Report on Form 8-K. The Registrant hereby attaches the press release as Exhibit 99.1 which is thereby made a part of this Item 5.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment Designating Series B Convertible Preferred Stock
10.1	Note Sale and Preferred Stock and Warrant Purchase Agreement
10.2	Debenture and Warrant Purchase Agreement
99.1	Press Release

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRO ENERGY INC.

	By:	/s/ Timothy E. Coyne
Name: Timothy E. Coyne
Title: Chief Financial Officer
Dated: December 13, 2007

Exhibit Index

Exhibit Number	Description

3.1	Articles of Amendment Designating Series B Convertible Preferred Stock
10.1	Note Sale and Preferred Stock and Warrant Purchase Agreement
10.2	Debenture and Warrant Purchase Agreement
99.1	Press Release